EXHIBIT 99.1

SPEEDCOM Wireless Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SPEEDCOM Wireless Corporation (SPEEDCOM) on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael Sternberg, Chief Executive Officer of SPEEDCOM, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPEEDCOM.

/s/ MICHAEL STERNBERG
Michael Sternberg Chief Executive Officer and Director

November 5, 2002